United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2010

SHUFFLE MASTER, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation or Organization)	0-20820 (Commission File Number)	41-1448495 (IRS Employer Identification No.)
1106 Palms Airport Drive Las Vegas, Nevada (Address of Principal Executive Offices)	89119-3720 (Zip Code)
Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Shuffle Master, Inc. (NASDAQ National Market: SHFL) (either the “Company,” “we” or “our”) held its annual meeting of shareholders on March 26, 2010.  The Company’s shareholders elected Garry W. Saunders, Louis Castle, Phillip C. Peckman, John R. Bailey, Timothy J. Parrott and Daniel M. Wade to serve as directors of the Company until the next annual meeting of the Company or until their successors are elected and qualified.

Final voting results were as follows:

Directors	Number of Shares Voted for	Number of Shares Withheld
Garry W. Saunders	35,488,317	8,521,320
Louis Castle	41,930,330	2,079,307
Phillip C. Peckman	37,007,675	7,001,962
John R. Bailey	41,932,719	2,076,918
Timothy J. Parrott	43,640,648	368,989
Daniel M. Wade	41,998,196	2,011,441

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date: April 1, 2010

/s/ TIMOTHY J. PARROTT
Timothy J. Parrott
Chief Executive Officer